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EXHIBIT 23.3

                            CONSENT OF ROBERT MILLER

         I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as the expert mining engineer for the registrant, Lennoc Ventures, Inc.

          DATED June 21, 2001

                         Yours truly,

                         /s/ ROBERT MILLER
                         ---------------------------------
                             Robert Miller